UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2007

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street
Armonk, New York 10504	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 16, 2007, Visant Corporation announced its acquisition of Neff Motivation, Inc. (“Neff”). A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein. The acquisition was accomplished through a purchase of all of the outstanding common stock of the parent coroporation of Neff.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press release, dated March 16, 2007, announcing the acquisition of Neff Motivation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: March 16, 2007	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 16, 2007, announcing the acquisition of Neff Motivation, Inc.